Exhibit 4(a)

This instrument was prepared by:
James M. May
Florida Power & Light Company
700 Universe Boulevard
Juno Beach, Florida 33408

FLORIDA POWER & LIGHT COMPANY
to
DEUTSCHE BANK TRUST COMPANY AMERICAS
(formerly known as Bankers Trust Company)
As Trustee under Florida Power & Light
Company’s Mortgage and Deed of Trust,
Dated as of January 1, 1944
One Hundred Forty-First Supplemental Indenture
Relating to:
$600,000,000 Principal Amount of First Mortgage Bonds, 5.125% Series due June 1, 2036
$600,000,000 Principal Amount of First Mortgage Bonds, 5.750% Series due June 1, 2056
$1,050,000,000 Principal Amount of First Mortgage Bonds, 5.900% Series due June 1, 2066

Dated as of May 1, 2026

This Supplemental Indenture has been executed in several counterparts, all of which constitute but one and the same instrument. This Supplemental Indenture has been recorded in several counties and documentary stamp taxes as required by law in the amount of $7,875,000 and non-recurring intangible taxes as required by law in the amount of $274,573 are being paid on the Supplemental Indenture being recorded in the public records of Palm Beach County, Florida.
Note to Examiner: The new bonds being issued in connection with this Supplemental Indenture (“New Bonds”) are secured by real property and personal property located both within Florida and outside of Florida. The aggregate fair market value of the collateral exceeds the aggregate principal amount of (y) the New Bonds plus (z) the other outstanding bonds secured by the mortgage supplemented hereby and all previous supplemental indentures thereto. The intangible tax has been computed pursuant to Section 199.133(2), Florida Statutes, by (i) determining the percentage of the aggregate fair market value of the collateral constituting real property situated in Florida and by multiplying that percentage times the principal amount of the New Bonds (the result hereinafter defined as the “Tax Base”) and (ii) multiplying the tax rate times the Tax Base.

ONE HUNDRED FORTY-FIRST SUPPLEMENTAL INDENTURE
INDENTURE, dated as of the 1st day of May, 2026, made and entered into by and between Florida Power & Light Company, a corporation of the State of Florida, whose post office address is 700 Universe Boulevard, Juno Beach, Florida 33408 (hereinafter sometimes called “FPL”), and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), a corporation of the State of New York, whose post office address is Deutsche Bank Trust Company Americas, Trust and Agency Services, 1 Columbus Circle, 4th Floor, Mail Stop: NYC01-0417, New York, New York 10019 (hereinafter called the “Trustee”), as the one hundred forty-first supplemental indenture (hereinafter called the “One Hundred Forty-First Supplemental Indenture”) to the Mortgage and Deed of Trust, dated as of January 1, 1944 (hereinafter called the “Mortgage”), made and entered into by FPL, the Trustee and The Florida National Bank of Jacksonville, as Co-Trustee (now resigned), the Trustee now acting as the sole trustee under the Mortgage, which Mortgage was executed and delivered by FPL to secure the payment of bonds issued or to be issued under and in accordance with the provisions thereof, reference to which Mortgage is hereby made, this One Hundred Forty-First Supplemental Indenture being supplemental thereto;
Whereas, by an instrument, dated as of April 15, 2002, filed with the Banking Department of the State of New York, Bankers Trust Company effected a corporate name change pursuant to which, effective such date, it is known as Deutsche Bank Trust Company Americas; and
Whereas, FPL has transferred to New Hampshire Transmission, LLC, a Delaware limited liability company, all of FPL’s property located in the State of New Hampshire that previously was subject to the lien of the Mortgage, and the Trustee by instrument dated June 29, 2010 (the “NH Release”) released such property from the lien of the Mortgage, and released and discharged the supplemental indentures and mortgages recorded in the State of New Hampshire listed on Exhibit B to the NH Release; and
Whereas, on January 1, 2021, pursuant to the Agreement and Plan of Merger dated as of December 18, 2020, between Gulf Power Company, a corporation of the State of Florida (hereinafter called “Gulf Power”), and FPL, Gulf Power was merged into FPL (the “Merger”) with FPL as the surviving corporation; and
Whereas, in connection with the Merger, FPL has acquired certain real and personal property described in, and subjected to the Lien of the Mortgage by the One Hundred Thirty-Second Supplemental Indenture, dated as of January 1, 2021; and
Whereas, FPL has transferred to Mississippi Power Company, a Mississippi corporation, all of FPL’s property located in the State of Mississippi that previously was subject to the lien of the Mortgage, and the Trustee by instrument dated July 30, 2025 (the “MS Release”) released such property from the lien of the Mortgage, and released and discharged the supplemental indentures and mortgages recorded in the State of Mississippi listed on Exhibit B to the MS Release; and
Whereas, Section 8 of the Mortgage provides that the form of each series of bonds (other than the first series) issued thereunder shall be established by Resolution of the Board of Directors of FPL and that the form of such series, as established by said Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof, and may also contain such provisions not inconsistent with the provisions of the Mortgage as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and/or secured under the Mortgage; and
Whereas, Section 120 of the Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon FPL by any provision of the Mortgage, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and FPL may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder, or FPL may cure any ambiguity contained therein, or in any supplemental indenture, or may establish the terms and provisions of any series of bonds other than said first series, by an instrument in writing executed and acknowledged by FPL in such manner as would be necessary to entitle a conveyance of real estate to be recorded in all of the states in which any property at the time subject to the Lien of the Mortgage shall be situated; and
Whereas, FPL now desires to create three series of bonds described in Article I, Article II and Article III hereof and to add to its covenants and agreements contained in the Mortgage certain other covenants and agreements to be observed by it and to alter and amend in certain respects the covenants and provisions contained in the Mortgage; and
Whereas, the execution and delivery by FPL of this One Hundred Forty-First Supplemental Indenture, and the terms of the bonds, hereinafter referred to in Article I, Article II and Article III hereof have been duly authorized by the Board of Directors of FPL by appropriate resolutions of said Board of Directors;
Now, Therefore, This Indenture Witnesseth: That FPL, in consideration of the premises and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in further evidence of assurance of the estate, title and rights of the Trustee and in order further to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage, according to their tenor and effect, and the performance of all the provisions of the Mortgage (including any instruments supplemental thereto and any modification made as in the Mortgage provided) and of said bonds, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms (subject, however, to Excepted Encumbrances as defined in Section 6 of the Mortgage) unto Deutsche Bank Trust Company Americas, as Trustee under the Mortgage, and to its successor or successors in said trust, and to said Trustee and its successors and assigns forever, all property, real, personal and mixed, acquired by FPL after the date of the execution and delivery of the Mortgage (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted), now owned (except any properties heretofore released pursuant to any provisions of the Mortgage and in the process of being sold or disposed of by FPL) or, subject to the provisions of Section 87 of the Mortgage, hereafter acquired by FPL and wheresoever situated, including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing) all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts, and all rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all power houses, gas plants, street lighting systems, standards and other equipment incidental thereto, telephone, radio and television systems, air-conditioning systems and equipment incidental thereto, water works, water systems, steam heat and hot water plants, substations, lines, service and supply systems, bridges, culverts, tracks, ice or refrigeration plants and equipment, offices, buildings and other structures and the equipment thereof; all machinery, engines, boilers, dynamos, electric, gas and other machines, regulators, meters, transformers, generators, motors, electrical, gas and mechanical appliances, conduits, cables, water, steam heat, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, pole and transmission lines, wires, cables, tools, implements, apparatus, furniture, chattels, and choses in action; all municipal and other franchises, consents or permits; all lines for the transmission and distribution of electric current, gas, steam heat or water for any purpose including towers, poles, wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of the same and (except as herein or in the Mortgage, as heretofore supplemented, expressly excepted) all the right, title and interest of FPL in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore or in the Mortgage, as heretofore supplemented, described.
Together With all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which FPL now has or may hereinafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.
It Is Hereby Agreed by FPL that, subject to the provisions of Section 87 of the Mortgage, all the property, rights, and franchises acquired by FPL after the date hereof (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted) shall be and are as fully granted and conveyed hereby and as fully embraced within the Lien of the Mortgage, as if such property, rights and franchises were now owned by FPL and were specifically described herein and conveyed hereby.
Provided that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the Lien and operation of this One Hundred Forty-First Supplemental Indenture and from the Lien and operation of the Mortgage, as heretofore supplemented, viz: (1) cash, shares of stock, bonds, notes and other obligations and other securities not hereafter specifically pledged, paid, deposited, delivered or held under the Mortgage or covenanted so to be; (2) merchandise, equipment, materials or supplies held for the purpose of sale in the usual course of business and fuel (including Nuclear Fuel unless expressly subjected to the Lien and operation of the Mortgage by FPL in a future supplemental indenture), oil and similar materials and supplies consumable in the operation of any properties of FPL; rolling stock, buses, motor coaches, automobiles and other vehicles; (3) bills, notes and accounts receivable, and all contracts, leases and operating agreements not specifically pledged under the Mortgage or covenanted so to be; (4) the last day of the term of any lease or leasehold which may hereafter become subject to the Lien of the Mortgage; (5) electric energy, gas, ice, and other materials or products generated, manufactured, produced or purchased by FPL for sale, distribution or use in the ordinary course of its business; all timber, minerals, mineral rights and royalties; (6) FPL’s franchise to be a corporation; and (7) the properties already sold or in the process of being sold by FPL and heretofore released from the Mortgage and Deed of Trust, dated as of January 1, 1926, from Florida Power & Light Company to Bankers Trust Company and The Florida National Bank of Jacksonville, trustees, and specifically described in three separate releases executed by Bankers Trust Company and The Florida National Bank of Jacksonville, dated July 28, 1943, October 6, 1943 and December 11, 1943, which releases have heretofore been delivered by the said trustees to FPL and recorded by FPL among the Public Records of all Counties in which such properties are located; provided, however, that the property and rights expressly excepted from the Lien and operation of the Mortgage in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that the Trustee or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XIII of the Mortgage by reason of the occurrence of a Default as defined in Section 65 thereof.
To Have And To Hold all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by FPL as aforesaid, or intended so to be, unto Deutsche Bank Trust Company Americas, the Trustee, and its successors and assigns forever.
In Trust Nevertheless, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as are set forth in the Mortgage, as heretofore supplemented, this One Hundred Forty-First Supplemental Indenture being supplemental thereto.
And It Is Hereby Covenanted by FPL that all terms, conditions, provisos, covenants and provisions contained in the Mortgage shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of FPL and the Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successors as Trustee of said property in the same manner and with the same effect as if said property had been owned by FPL at the time of the execution of the Mortgage, and had been specifically and at length described in and conveyed to said Trustee, by the Mortgage as a part of the property therein stated to be conveyed.
FPL further covenants and agrees to and with the Trustee and its successors in said trust under the Mortgage, as follows:
Article I

One Hundred Forty-Fourth Series of Bonds
Section 1.    (I) There shall be a series of bonds designated “5.125% Series due June 1, 2036,” herein sometimes referred to as the “One Hundred Forty-Fourth Series,” each of which shall also bear the descriptive title First Mortgage Bond, and the form thereof, which shall be established by Resolution of the Board of Directors of FPL, shall contain suitable provisions with respect to the matters hereinafter in this Section specified. Bonds of the One Hundred Forty-Fourth Series shall mature on June 1, 2036, and shall be issued as fully registered bonds in denominations of Two Thousand Dollars and, at the option of FPL, in integral multiples of One Thousand Dollars in excess thereof (the exercise of such option to be evidenced by the execution and delivery thereof); they shall bear interest at the rate of 5.125% per annum, payable semi-annually on June 1 and December 1 of each year (each an “One Hundred Forty-Fourth Series Interest Payment Date”) commencing on December 1, 2026; the principal of and interest on each said bond to be payable at the office or agency of FPL in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts. Bonds of the One Hundred Forty-Fourth Series shall be dated as in Section 10 of the Mortgage provided. The record date for payments of interest on any One Hundred Forty-Fourth Series Interest Payment Date shall be the close of business on (1) the Business Day (as defined below) immediately preceding such One Hundred Forty-Fourth Series Interest Payment Date so long as all of the bonds of the One Hundred Forty-Fourth Series are held by a securities depository in book-entry only form, or (2) the 15th calendar day immediately preceding such One Hundred Forty-Fourth Series Interest Payment Date if any of the bonds of the One Hundred Forty-Fourth Series are not held by a securities depository in book-entry only form. Interest on the bonds of the One Hundred Forty-Fourth Series will accrue from and including June 1, 2026 to but excluding December 1, 2026 and, thereafter, from and including the last One Hundred Forty-Fourth Series Interest Payment Date to which interest has been paid or duly provided for (and if no interest has been paid on the bonds of the One Hundred Forty-Fourth Series, from June 1, 2026) to but excluding the next succeeding One Hundred Forty-Fourth Series Interest Payment Date. No interest or other payment will accrue on a bond of the One Hundred Forty-Fourth Series for the day on which such bond matures. The amount of interest payable for any period will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual period for which interest is computed will be computed on the basis of the number of days in the period using 30-day calendar months. If any date on which interest, principal or premium, if any, is payable on the bonds of the One Hundred Forty-Fourth Series falls on a day that is not a Business Day, then payment of the interest, principal or premium payable on that date will be made on the next succeeding day which is a Business Day, and without any interest or other payment in respect of such delay. A “Business Day” is any day that is not a Saturday, a Sunday, or a day on which banking institutions or trust companies in New York City are generally authorized or required by law or executive order to remain closed.
(II)    Bonds of the One Hundred Forty-Fourth Series shall be redeemable either at the option of FPL or pursuant to the requirements of the Mortgage (including, among other requirements, the application of cash delivered to or deposited with the Trustee pursuant to the provisions of Section 64 of the Mortgage or with proceeds of Released Property) in whole at any time, or in part from time to time, prior to maturity of the bonds of the One Hundred Forty-Fourth Series, upon notice as provided in Section 52 of the Mortgage (the “Redemption Notice”), which notice will be given as required by the Mortgage, as hereto and hereafter supplemented and amended, prior to the date fixed for redemption (the “Redemption Date”), at the price (each a “One Hundred Forty-Fourth Series Redemption Price”) described below.
Prior to March 1, 2036 (three months prior to the maturity date of the bonds of the One Hundred Forty-Fourth Series) (the “One Hundred Forty-Fourth Series Par Call Date”), FPL may redeem the bonds of the One Hundred Forty-Fourth Series at its option, in whole or in part, at any time and from time to time, at a One Hundred Forty-Fourth Series Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:
(1)    (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the bonds of the One Hundred Forty-Fourth Series matured on the One Hundred Forty-Fourth Series Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the

Treasury Rate (as defined below) plus 10 basis points less (b) interest accrued to the Redemption Date, and
(2)    100% of the principal amount of the bonds of the One Hundred Forty-Fourth Series to be redeemed, plus, in either case, accrued and unpaid interest thereon, if any, to but excluding the Redemption Date.
On or after the One Hundred Forty-Fourth Series Par Call Date, FPL may redeem the bonds of the One Hundred Forty-Fourth Series, in whole or in part, at any time and from time to time, at a One Hundred Forty-Fourth Series Redemption Price equal to 100% of the principal amount of the bonds of the One Hundred Forty-Fourth Series being redeemed plus accrued and unpaid interest thereon, if any, to but excluding the Redemption Date.
“Treasury Rate” with respect to bonds of the One Hundred Forty-Fourth Series means, with respect to any Redemption Date, the yield determined by FPL in accordance with the following two paragraphs.
The Treasury Rate shall be determined by FPL after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, FPL shall select, as applicable:
(1)    the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the One Hundred Forty-Fourth Series Par Call Date (the “One Hundred Forty-Fourth Series Remaining Life”); or
(2)    if there is no such Treasury constant maturity on H.15 exactly equal to the One Hundred Forty-Fourth Series Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the One Hundred Forty-Fourth Series Remaining Life—and shall interpolate to the One Hundred Forty-Fourth Series Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or
(3)    if there is no such Treasury constant maturity on H.15 shorter than or longer than the One Hundred Forty-Fourth Series Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the One Hundred Forty-Fourth Series Remaining Life.
For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, FPL shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the One Hundred Forty-Fourth Series Par Call Date, as applicable. If there is no United States Treasury security maturing on the One Hundred Forty-Fourth Series Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the One Hundred Forty-Fourth Series Par Call Date, one with a maturity date preceding the One Hundred Forty-Fourth Series Par Call Date and one with a maturity date following the One Hundred Forty-Fourth Series Par Call Date, FPL shall select the United States Treasury security with a maturity date preceding the One Hundred Forty-Fourth Series Par Call Date. If there are two or more United States Treasury securities maturing on the One Hundred Forty-Fourth Series Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, FPL shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
FPL’s actions and determinations in determining the One Hundred Forty-Fourth Series Redemption Price shall be conclusive and binding for all purposes, absent manifest error.
The Trustee shall have no duty to determine, or to verify FPL’s calculations of, the One Hundred Forty-Fourth Series Redemption Price.
(III)    Bonds of the One Hundred Forty-Fourth Series shall also be redeemable at the option of FPL in whole at any time, but not in part from time to time, prior to maturity of the bonds of the One Hundred Forty-Fourth Series, upon the Redemption Notice, which notice will be given as required by the Mortgage, as hereto and hereafter supplemented and amended, prior to the Redemption Date if a Tax Credit Event occurs with respect to the bonds of the One Hundred Forty-Fourth Series at the price (the “One Hundred Forty-Fourth Series Tax Credit Event Redemption Price”) equal to 101% of the principal amount of the bonds of the One Hundred Forty-Fourth Series being redeemed plus accrued and unpaid interest thereon, if any, to but excluding the date fixed for redemption.
A Redemption Notice of the Bonds of the One Hundred Forty-Fourth Series upon the occurrence of a Tax Credit Event (i) may only be sent by the later of (a) the end of the calendar year in which the Bonds of the One Hundred Forty-Fourth Series were issued and (b) six months from the date of issuance of the Bonds of the One Hundred Forty-Fourth Series and (ii) shall be accompanied by a certificate from an officer of FPL stating that a Tax Credit Event has occurred. A Redemption Notice of the Bonds of the One Hundred Forty-Fourth Series upon the occurrence of a Tax Credit Event may not provide that the Redemption Date will be more than 60 days from the date of such Redemption Notice.
A “Tax Credit Event” occurs with respect to the bonds of the One Hundred Forty-Fourth Series, the bonds of the One Hundred Forty-Fifth Series or the bonds of the One Hundred Forty-Sixth Series, as applicable, if, in the reasonable determination of FPL, there exists a material risk, due to the bonds of such series (considered together with other debt) having been issued, as part of an original issuance, to one or more “specified foreign entities,” as defined in Section 7701(a)(51)(B) of the Internal Revenue Code of 1986, as amended, that FPL or any of its respective affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Internal Revenue Code of 1986, as amended.
FPL’s actions and determinations in determining the One Hundred Forty-Fourth Series Tax Credit Event Redemption Price shall be conclusive and binding for all purposes, absent manifest error.
The Trustee shall have no duty to determine, or to verify FPL’s calculations of, the One Hundred Forty-Fourth Series Tax Credit Event Redemption Price.
(IV)    At the option of the registered owner, any bonds of the One Hundred Forty-Fourth Series, upon surrender thereof for exchange at the office or agency of FPL in the Borough of Manhattan, The City of New York, together with a written instrument of transfer wherever required by FPL, duly executed by the registered owner or by his duly authorized attorney, shall (subject to the provisions of Section 12 of the Mortgage) be exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations.
Bonds of the One Hundred Forty-Fourth Series shall be transferable (subject to the provisions of Section 12 of the Mortgage) at the office or agency of FPL in the Borough of Manhattan, The City of New York.
Upon any exchange or transfer of bonds of the One Hundred Forty-Fourth Series, FPL may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge, as provided in Section 12 of the Mortgage, but FPL hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of the One Hundred Forty-Fourth Series.
Article II

One Hundred Forty-Fifth Series of Bonds
Section 2.    (I) There shall be a series of bonds designated “5.750% Series due June 1, 2056,” herein sometimes referred to as the “One Hundred Forty-Fifth Series,” each of which shall also bear the descriptive title First Mortgage Bond, and the form thereof, which shall be established by Resolution of the Board of Directors of FPL, shall contain suitable provisions with respect to the matters hereinafter in this Section specified. Bonds of the One Hundred Forty-Fifth Series shall mature on June 1, 2056, and shall be issued as fully registered bonds in denominations of Two Thousand Dollars and, at the option of FPL, in integral multiples of One Thousand Dollars in excess thereof (the exercise of such option to be evidenced by the execution and delivery thereof); they shall bear interest at the rate of 5.750% per annum, payable semi-annually on June 1 and December 1 of each year (each an “One Hundred Forty-Fifth Series Interest Payment Date”) commencing on December 1, 2026; the principal of and interest on each said bond to be payable at the office or agency of FPL in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts. Bonds of the One Hundred Forty-Fifth Series shall be dated as in Section 10 of the Mortgage provided. The record date for payments of interest on any One Hundred Forty-Fifth Series Interest Payment Date shall be the close of business on (1) the Business Day (as defined above) immediately preceding such One Hundred Forty-Fifth Series

Interest Payment Date so long as all of the bonds of the One Hundred Forty-Fifth Series are held by a securities depository in book-entry only form, or (2) the 15th calendar day immediately preceding such One Hundred Forty-Fifth Series Interest Payment Date if any of the bonds of the One Hundred Forty-Fifth Series are not held by a securities depository in book-entry only form. Interest on the bonds of the One Hundred Forty-Fifth Series will accrue from and including June 1, 2026 to but excluding December 1, 2026 and, thereafter, from and including the last One Hundred Forty-Fifth Series Interest Payment Date to which interest has been paid or duly provided for (and if no interest has been paid on the bonds of the One Hundred Forty-Fifth Series, from June 1, 2026) to but excluding the next succeeding One Hundred Forty-Fifth Series Interest Payment Date. No interest or other payment will accrue on a bond of the One Hundred Forty-Fifth Series for the day on which such bond matures. The amount of interest payable for any period will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual period for which interest is computed will be computed on the basis of the number of days in the period using 30-day calendar months. If any date on which interest, principal or premium, if any, is payable on the bonds of the One Hundred Forty-Fifth Series falls on a day that is not a Business Day, then payment of the interest, principal or premium payable on that date will be made on the next succeeding day which is a Business Day, and without any interest or other payment in respect of such delay.
(II)    Bonds of the One Hundred Forty-Fifth Series shall be redeemable either at the option of FPL or pursuant to the requirements of the Mortgage (including, among other requirements, the application of cash delivered to or deposited with the Trustee pursuant to the provisions of Section 64 of the Mortgage or with proceeds of Released Property) in whole at any time, or in part from time to time, prior to maturity of the bonds of the One Hundred Forty-Fifth Series, upon the Redemption Notice, which notice will be given as required by the Mortgage, as hereto and hereafter supplemented and amended, prior to the Redemption Date, at the price (each a “One Hundred Forty-Fifth Series Redemption Price”) described below.
Prior to December 1, 2055 (six months prior to the maturity date of the bonds of the One Hundred Forty-Fifth Series) (the “One Hundred Forty-Fifth Series Par Call Date”), FPL may redeem the bonds of the One Hundred Forty-Fifth Series at its option, in whole or in part, at any time and from time to time, at a One Hundred Forty-Fifth Series Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:
(1)    (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the bonds of the One Hundred Forty-Fifth Series matured on the One Hundred Forty-Fifth Series Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points less (b) interest accrued to the Redemption Date, and
(2)    100% of the principal amount of the bonds of the One Hundred Forty-Fifth Series to be redeemed, plus, in either case, accrued and unpaid interest thereon, if any, to but excluding the Redemption Date.
On or after the One Hundred Forty-Fifth Series Par Call Date, FPL may redeem the bonds of the One Hundred Forty-Fifth Series, in whole or in part, at any time and from time to time, at a One

Hundred Forty-Fifth Series Redemption Price equal to 100% of the principal amount of the bonds of the One Hundred Forty-Fifth Series being redeemed plus accrued and unpaid interest thereon, if any, to but excluding the Redemption Date.
“Treasury Rate” with respect to bonds of the One Hundred Forty-Fifth Series means, with respect to any Redemption Date, the yield determined by FPL in accordance with the following two paragraphs.
The Treasury Rate shall be determined by FPL after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, FPL shall select, as applicable:
(1)    the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the One Hundred Forty-Fifth Series Par Call Date (the “One Hundred Forty-Fifth Series Remaining Life”); or
(2)    if there is no such Treasury constant maturity on H.15 exactly equal to the One Hundred Forty-Fifth Series Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the One Hundred Forty-Fifth Series Remaining Life—and shall interpolate to the One Hundred Forty-Fifth Series Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or
(3)    if there is no such Treasury constant maturity on H.15 shorter than or longer than the One Hundred Forty-Fifth Series Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the One Hundred Forty-Fifth Series Remaining Life.
For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.
If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, FPL shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the One Hundred Forty-Fifth Series Par Call Date, as applicable. If there is no United States Treasury security maturing on the One Hundred Forty-Fifth Series Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the One Hundred Forty-Fifth Series Par Call Date, one with a maturity date preceding the One Hundred Forty-Fifth Series Par Call Date and one with a maturity date following the One Hundred Forty-Fifth Series Par Call Date, FPL shall select the United States Treasury security with a maturity date preceding the One Hundred Forty-Fifth Series Par Call Date. If there are two or more United States Treasury securities maturing on the

One Hundred Forty-Fifth Series Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, FPL shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
FPL’s actions and determinations in determining the One Hundred Forty-Fifth Series Redemption Price shall be conclusive and binding for all purposes, absent manifest error.
The Trustee shall have no duty to determine, or to verify FPL’s calculations of, the One Hundred Forty-Fifth Series Redemption Price.
(III)    Bonds of the One Hundred Forty-Fifth Series shall also be redeemable at the option of FPL in whole at any time, but not in part from time to time, prior to maturity of the bonds of the One Hundred Forty-Fifth Series, upon the Redemption Notice, which notice will be given as required by the Mortgage, as hereto and hereafter supplemented and amended, prior to the Redemption Date if a Tax Credit Event occurs with respect to the bonds of the One Hundred Forty-Fifth Series at the price (the “One Hundred Forty-Fifth Series Tax Credit Event Redemption Price”) equal to 101% of the principal amount of the bonds of the One Hundred Forty-Fifth Series being redeemed plus accrued and unpaid interest thereon, if any, to but excluding the date fixed for redemption.
A Redemption Notice of the Bonds of the One Hundred Forty-Fifth Series upon the occurrence of a Tax Credit Event (i) may only be sent by the later of (a) the end of the calendar year in which the Bonds of the One Hundred Forty-Fifth Series were issued and (b) six months from the date of issuance of the Bonds of the One Hundred Forty-Fifth Series and (ii) shall be accompanied by a certificate from an officer of FPL stating that a Tax Credit Event has occurred. A Redemption Notice of the Bonds of the One Hundred Forty-Fifth Series upon the occurrence of a Tax Credit Event may not provide that the Redemption Date will be more than 60 days from the date of such Redemption Notice.
FPL’s actions and determinations in determining the One Hundred Forty-Fifth Series Tax Credit Event Redemption Price shall be conclusive and binding for all purposes, absent manifest error.
The Trustee shall have no duty to determine, or to verify FPL’s calculations of, the One Hundred Forty-Fifth Series Tax Credit Event Redemption Price.
(IV)    At the option of the registered owner, any bonds of the One Hundred Forty-Fifth Series, upon surrender thereof for exchange at the office or agency of FPL in the Borough of Manhattan, The City of New York, together with a written instrument of transfer wherever required by FPL, duly executed by the registered owner or by his duly authorized attorney, shall (subject to the provisions of Section 12 of the Mortgage) be exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations.

Bonds of the One Hundred Forty-Fifth Series shall be transferable (subject to the provisions of Section 12 of the Mortgage) at the office or agency of FPL in the Borough of Manhattan, The City of New York.
Upon any exchange or transfer of bonds of the One Hundred Forty-Fifth Series, FPL may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge, as provided in Section 12 of the Mortgage, but FPL hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of the One Hundred Forty-Fifth Series.
Article III

One Hundred Forty-Sixth Series of Bonds
Section 3.    (I) There shall be a series of bonds designated “5.900% Series due June 1, 2066,” herein sometimes referred to as the “One Hundred Forty-Sixth Series,” each of which shall also bear the descriptive title First Mortgage Bond, and the form thereof, which shall be established by Resolution of the Board of Directors of FPL, shall contain suitable provisions with respect to the matters hereinafter in this Section specified. Bonds of the One Hundred Forty-Sixth Series shall mature on June 1, 2066, and shall be issued as fully registered bonds in denominations of Two Thousand Dollars and, at the option of FPL, in integral multiples of One Thousand Dollars in excess thereof (the exercise of such option to be evidenced by the execution and delivery thereof); they shall bear interest at the rate of 5.900% per annum, payable semi-annually on June 1 and December 1 of each year (each an “One Hundred Forty-Sixth Series Interest Payment Date”) commencing on December 1, 2026; the principal of and interest on each said bond to be payable at the office or agency of FPL in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts. Bonds of the One Hundred Forty-Sixth Series shall be dated as in Section 10 of the Mortgage provided. The record date for payments of interest on any One Hundred Forty-Sixth Series Interest Payment Date shall be the close of business on (1) the Business Day (as defined above) immediately preceding such One Hundred Forty-Sixth Series Interest Payment Date so long as all of the bonds of the One Hundred Forty-Sixth Series are held by a securities depository in book-entry only form, or (2) the 15th calendar day immediately preceding such One Hundred Forty-Sixth Series Interest Payment Date if any of the bonds of the One Hundred Forty-Sixth Series are not held by a securities depository in book-entry only form. Interest on the bonds of the One Hundred Forty-Sixth Series will accrue from and including June 1, 2026 to but excluding December 1, 2026 and, thereafter, from and including the last One Hundred Forty-Sixth Series Interest Payment Date to which interest has been paid or duly provided for (and if no interest has been paid on the bonds of the One Hundred Forty-Sixth Series, from June 1, 2026) to but excluding the next succeeding One Hundred Forty-Sixth Series Interest Payment Date. No interest or other payment will accrue on a bond of the One Hundred Forty-Sixth Series for the day on which such bond matures. The amount of interest payable for any period will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual period for which interest is computed will be computed on the basis of the number of days in the period using 30-day calendar months. If any date on which interest, principal or premium, if any, is payable on the bonds of the One Hundred Forty-Sixth Series falls on a day that is not a Business Day, then payment of the interest, principal or premium payable on that date will be made on the next succeeding day which is a Business Day, and without any interest or other payment in respect of such delay.

(II)    Bonds of the One Hundred Forty-Sixth Series shall be redeemable either at the option of FPL or pursuant to the requirements of the Mortgage (including, among other requirements, the application of cash delivered to or deposited with the Trustee pursuant to the provisions of Section 64 of the Mortgage or with proceeds of Released Property) in whole at any time, or in part from time to time, prior to maturity of the bonds of the One Hundred Forty-Sixth Series, upon the Redemption Notice, which notice will be given as required by the Mortgage, as hereto and hereafter supplemented and amended, prior to the Redemption Date, at the price (each a “One Hundred Forty-Sixth Series Redemption Price”) described below.
Prior to December 1, 2065 (six months prior to the maturity date of the bonds of the One Hundred Forty-Sixth Series) (the “One Hundred Forty-Sixth Series Par Call Date”), FPL may redeem the bonds of the One Hundred Forty-Sixth Series at its option, in whole or in part, at any time and from time to time, at a One Hundred Forty-Sixth Series Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:
(1)    (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the bonds of the One Hundred Forty-Sixth Series matured on the One Hundred Forty-Sixth Series Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points less (b) interest accrued to the Redemption Date, and
(2)    100% of the principal amount of the bonds of the One Hundred Forty-Sixth Series to be redeemed, plus, in either case, accrued and unpaid interest thereon, if any, to but excluding the Redemption Date.
On or after the One Hundred Forty-Sixth Series Par Call Date, FPL may redeem the bonds of the One Hundred Forty-Sixth Series, in whole or in part, at any time and from time to time, at a One Hundred Forty-Sixth Series Redemption Price equal to 100% of the principal amount of the bonds of the One Hundred Forty-Sixth Series being redeemed plus accrued and unpaid interest thereon, if any, to but excluding the Redemption Date.
“Treasury Rate” with respect to bonds of the One Hundred Forty-Sixth Series means, with respect to any Redemption Date, the yield determined by FPL in accordance with the following two paragraphs.
The Treasury Rate shall be determined by FPL after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, FPL shall select, as applicable:

(1)    the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the One Hundred Forty-Sixth Series Par Call Date (the “One Hundred Forty-Sixth Series Remaining Life”); or
(2)    if there is no such Treasury constant maturity on H.15 exactly equal to the One Hundred Forty-Sixth Series Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the One Hundred Forty-Sixth Series Remaining Life—and shall interpolate to the One Hundred Forty-Sixth Series Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or
(3)    if there is no such Treasury constant maturity on H.15 shorter than or longer than the One Hundred Forty-Sixth Series Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the One Hundred Forty-Sixth Series Remaining Life.
For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.
If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, FPL shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the One Hundred Forty-Sixth Series Par Call Date, as applicable. If there is no United States Treasury security maturing on the One Hundred Forty-Sixth Series Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the One Hundred Forty-Sixth Series Par Call Date, one with a maturity date preceding the One Hundred Forty-Sixth Series Par Call Date and one with a maturity date following the One Hundred Forty-Sixth Series Par Call Date, FPL shall select the United States Treasury security with a maturity date preceding the One Hundred Forty-Sixth Series Par Call Date. If there are two or more United States Treasury securities maturing on the One Hundred Forty-Sixth Series Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, FPL shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
FPL’s actions and determinations in determining the One Hundred Forty-Sixth Series Redemption Price shall be conclusive and binding for all purposes, absent manifest error.
The Trustee shall have no duty to determine, or to verify FPL’s calculations of, the One Hundred Forty-Sixth Series Redemption Price.
(III)    Bonds of the One Hundred Forty-Sixth Series shall also be redeemable at the option of FPL in whole at any time, but not in part from time to time, prior to maturity of the bonds of the One

Hundred Forty-Sixth Series, upon the Redemption Notice, which notice will be given as required by the Mortgage, as hereto and hereafter supplemented and amended, prior to the Redemption Date if a Tax Credit Event occurs with respect to the bonds of the One Hundred Forty-Sixth Series at the price (the “One Hundred Forty-Sixth Series Tax Credit Event Redemption Price”) equal to 101% of the principal amount of the bonds of the One Hundred Forty-Sixth Series being redeemed plus accrued and unpaid interest thereon, if any, to but excluding the date fixed for redemption.
A Redemption Notice of the Bonds of the One Hundred Forty-Sixth Series upon the occurrence of a Tax Credit Event (i) may only be sent by the later of (a) the end of the calendar year in which the Bonds of the One Hundred Forty-Sixth Series were issued and (b) six months from the date of issuance of the Bonds of the One Hundred Forty-Sixth Series and (ii) shall be accompanied by a certificate from an officer of FPL stating that a Tax Credit Event has occurred. A Redemption Notice of the Bonds of the One Hundred Forty-Sixth Series upon the occurrence of a Tax Credit Event may not provide that the Redemption Date will be more than 60 days from the date of such Redemption Notice.
FPL’s actions and determinations in determining the One Hundred Forty-Sixth Series Tax Credit Event Redemption Price shall be conclusive and binding for all purposes, absent manifest error.
The Trustee shall have no duty to determine, or to verify FPL’s calculations of, the One Hundred Forty-Sixth Series Tax Credit Event Redemption Price.
(IV)    At the option of the registered owner, any bonds of the One Hundred Forty-Sixth Series, upon surrender thereof for exchange at the office or agency of FPL in the Borough of Manhattan, The City of New York, together with a written instrument of transfer wherever required by FPL, duly executed by the registered owner or by his duly authorized attorney, shall (subject to the provisions of Section 12 of the Mortgage) be exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations.
Bonds of the One Hundred Forty-Sixth Series shall be transferable (subject to the provisions of Section 12 of the Mortgage) at the office or agency of FPL in the Borough of Manhattan, The City of New York.
Upon any exchange or transfer of bonds of the One Hundred Forty-Sixth Series, FPL may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge, as provided in Section 12 of the Mortgage, but FPL hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of the One Hundred Forty-Sixth Series.
Article IV

Consent to Amendments of the Mortgage
Section 4.    Each initial and future holder of bonds of the One Hundred Forty-Fourth Series, One Hundred Forty-Fifth Series and One Hundred Forty-Sixth Series, by its acquisition of an interest in such bonds, irrevocably (a) consents to the amendments set forth in Article II of the One Hundred Twenty-Eighth Supplemental Indenture, dated as of June 15, 2018, and in Article IV of the One Hundred Thirty-Seventh Supplemental Indenture, dated as of May 1, 2024, in each case without any other or further action by any holder of such bonds, and (b) designates the Trustee, and its successors, as its proxy with irrevocable instructions to vote and deliver written consents on behalf of such holder in favor of such amendments at any bondholder meeting, in lieu of any bondholder meeting, in any consent solicitation or otherwise.
Article V

Miscellaneous Provisions
Section 5.    Subject to the amendments provided for in this One Hundred Forty-First Supplemental Indenture, the terms defined in the Mortgage, as heretofore supplemented, shall, for all purposes of this One Hundred Forty-First Supplemental Indenture, have the meanings specified in the Mortgage, as heretofore supplemented.
Section 6.    The holders of bonds of the One Hundred Forty-Fourth Series, One Hundred Forty-Fifth Series and One Hundred Forty-Sixth Series consent that FPL may, but shall not be obligated to, fix a record date for the purpose of determining the holders of bonds of the One Hundred Forty-Fourth Series, One Hundred Forty-Fifth Series and One Hundred Forty-Sixth Series entitled to consent to any amendment, supplement or waiver. If a record date is fixed, those persons who were holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No such consent shall be valid or effective for more than ninety (90) days after such record date.
Section 7.    The Trustee hereby accepts the trust herein declared, provided, created or supplemented and agrees to perform the same upon the terms and conditions herein and in the Mortgage, as heretofore supplemented, set forth and upon the following terms and conditions:
The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this One Hundred Forty-First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by FPL solely. In general, each and every term and condition contained in Article XVII of the Mortgage, as heretofore amended, shall apply to and form part of this One Hundred Forty-First Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this One Hundred Forty-First Supplemental Indenture.
Section 8.    Whenever in this One Hundred Forty-First Supplemental Indenture either of the parties hereto is named or referred to, this shall, subject to the provisions of Article XVI and Article XVII of the Mortgage, as heretofore amended, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this One Hundred Forty-First Supplemental Indenture contained by or on behalf of FPL, or by or on behalf of the Trustee, or either of them, shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.
Section 9.    Nothing in this One Hundred Forty-First Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds and coupons Outstanding under the Mortgage, any right, remedy or claim under or by reason of this One Hundred Forty-First Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this One Hundred Forty-First Supplemental Indenture contained by or on behalf of FPL shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds and coupons Outstanding under the Mortgage.
Section 10.    The Mortgage, as heretofore supplemented and amended and as supplemented hereby, is intended by the parties hereto, as to properties now or hereafter encumbered thereby and located within the States of Florida and Georgia, to operate and is to be construed as granting a lien only on such properties and not as a deed passing title thereto.
Section 11.    This One Hundred Forty-First Supplemental Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.
In Witness Whereof, FPL has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents, and its corporate seal to be attested by its Secretary or one of its Assistant Secretaries for and in its behalf, and Deutsche Bank Trust Company Americas has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one or more of its Vice Presidents or Assistant Vice Presidents, and its corporate seal to be attested by one of its Vice Presidents, Assistant Vice Presidents, one of its Assistant Secretaries, one of its Associates or one of its Directors, all as of the day and year first above written.

FLORIDA POWER & LIGHT COMPANY By: KEITH FERGUSON Keith Ferguson Vice President, Finance

Attest:
    JENNIFER JOHNSON
Jennifer Johnson
Assistant Secretary
Executed, sealed and delivered by
Florida Power & Light Company
in the presence of:
    W. JAY FRAZIER
W. Jay Frazier
Florida Power & Light Company
700 Universe Boulevard,
Juno Beach, Florida 33408
    SUSAN WESER
Susan Weser
Florida Power & Light Company
700 Universe Boulevard,
Juno Beach, Florida 33408

DEUTSCHE BANK TRUST COMPANY AMERICAS As Trustee By: TAI BILL LEE Tai Bill Lee Vice President

By: CAROL NG Carol Ng Vice President
[CORPORATE SEAL]

Attest:
     PETER BONO
Peter Bono
Assistant Vice President

Executed, sealed and delivered by
Deutsche Bank Trust Company Americas
in the presence of:
     TED JACQUET
Ted Jacquet
Deutsche Bank Trust Company Americas
Trust and Agency Services
1 Columbus Circle, 4th Floor
Mail Stop: NYC01-0417
New York, NY 10019
     CHRIS NIESZ
Chris Niesz
Deutsche Bank Trust Company Americas
Trust and Agency Services
1 Columbus Circle, 4th Floor
Mail Stop: NYC01-0417
New York, NY 10019

STATE OF FLORIDA	}
COUNTY OF PALM BEACH		SS:

On the 27th day of May, in the year 2026 before me by means of physical presence came Keith Ferguson, personally known to me, who, being by me duly sworn, did depose and say that he is the Vice President, Finance of Florida Power & Light Company, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.
I Hereby Certify, that on this 27th day of May, 2026, before me by means of physical presence appeared Keith Ferguson and Jennifer Johnson, respectively, the Vice President, Finance and an Assistant Secretary of Florida Power & Light Company, a corporation under the laws of the State of Florida, to me personally known to be the persons described in and who executed the foregoing instrument and severally acknowledged the execution thereof to be their free act and deed as such officers, for the uses and purposes therein mentioned; and that they affixed thereto the official seal of said corporation, and that said instrument is the act and deed of said corporation.
Witness my signature and official seal at Juno Beach, in the County of Palm Beach, and State of Florida, the day and year last aforesaid.

KARIN DRAKAS
Notary Public – State of Florida
Karin Drakas

Notary Public State of Florida
Karin Drakas
Commission # HH 310408
Expires: September 13, 2026

STATE OF FLORIDA	}
COUNTY OF PALM BEACH		SS:

On the 27th day of May, in the year 2026 before me by means of physical presence came Keith Ferguson, personally known to me, who, being by me duly sworn, did depose and say that he is the Vice President, Finance of Florida Power & Light Company, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.
I Hereby Certify, that on this 27th day of May, 2026, before me by means of physical presence appeared Keith Ferguson and Jennifer Johnson, respectively, the Vice President, Finance and an Assistant Secretary of Florida Power & Light Company, a corporation under the laws of the State of Florida, to me personally known to be the persons described in and who executed the foregoing instrument and severally acknowledged the execution thereof to be their free act and deed as such officers, for the uses and purposes therein mentioned; and that they affixed thereto the official seal of said corporation, and that said instrument is the act and deed of said corporation.
Witness my signature and official seal at Juno Beach, in the County of Palm Beach, and State of Florida, the day and year last aforesaid.

KARIN DRAKAS
Notary Public – State of Florida
Karin Drakas

Notary Public State of Florida
Karin Drakas
Commission # HH 310408
Expires: September 13, 2026

STATE OF NEW YORK	}
COUNTY OF NEW YORK		SS:

On the 20th day of May in the year 2026, before me by means of physical presence came Tai Bill Lee and Carol Ng, personally known to me, who, being by me duly sworn, did depose and say that they are respectively a Vice President and a Vice President of Deutsche Bank Trust Company Americas, one of the corporations described in and which executed the above instrument; that they know the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that they signed their names thereto by like order.
I Hereby Certify, that on this 20th day of May, 2026, before me by means of physical presence appeared Tai Bill Lee, Carol Ng and Peter Bono, respectively, a Vice President, a Vice President and an Assistant Vice President of Deutsche Bank Trust Company Americas, a corporation under the laws of the State of New York, personally known to me to be the persons described in and who executed the foregoing instrument and severally acknowledged the execution thereof to be their free act and deed as such officers, for the uses and purposes therein mentioned; and that they affixed thereto the official seal of said corporation, and that said instrument is the act and deed of said corporation.
Witness my signature and official seal at New York, in the County of New York, and State of New York, the day and year last aforesaid.

GLORIA POWELL
Gloria Powell
Notary Public, State of New York
Registration No. 01PO6392163
Qualified in New York County
My Commission Expires: 5/20/2027